Basis of presentation	6 Months Ended
Jun. 30, 2022
Accounting Policies [Abstract]
Basis of presentation

Note 1 - Basis of presentation

Galmed Pharmaceuticals Ltd. (the “Company”) was incorporated in Israel on July 31, 2013 and commenced operations on February 2, 2014. The Company holds a wholly-owned subsidiary, Galmed International Ltd., which was incorporated in Malta. Galmed International Ltd. previously held a wholly-owned subsidiary, Galmed Medical Research Ltd., which was incorporated in Israel, and had been an inactive company since 2015 and was liquidated in February 2019.

The Company also holds two additional wholly-owned subsidiaries, Galmed Research and Development Ltd and Galtopa Therapeutics Ltd., both of which are incorporated in Israel.

The Company is a clinical-stage biopharmaceutical company primarily focused on the development of therapeutics for the treatment of liver diseases and other fibrotic indications. The Company has an operating history limited to pre-clinical and clinical drug development. To date, the Company has focused almost exclusively on developing its product candidates, Aramchol and Amilo-5MER. The Company funded its research and development programs and operations to date primarily through proceeds from private placements and public offerings. The Company currently has no products approved for marketing and has not generated any revenue from product sales to date. As of June 30, 2022, the Company had cash and cash equivalents of $2.0 million, restricted cash of $0.1 million, and marketable debt securities of $20.4 million.

The Company has incurred operating losses in each year since inception. The Company’s loss attributable to holders of its ordinary shares for the six months period ended June 30, 2022 was approximately $9.9 million. As of June 30, 2022, the Company had an accumulated deficit of $178.1 million. Substantially all of its operating losses resulted from costs incurred in connection with the Company’s development program and from general and administrative costs associated with its operations.

In May 2022, the Company announced that the Company will expand into new anti-fibrotic indications to maximize the potential of Aramchol while at the same time discontinuing the Open Label Part of the Armor Study having reached its objectives. The Company is implementing a cost reduction plan and is evaluating the continuation of development of Aramchol and Amilo-5MER while it explores its strategic options alternatives and its structuring to best optimize its resources to enhance shareholder value and achieve its goals.

The Company will need to raise substantial, additional capital to fund its operations and to develop Aramchol and Amilo-5MER for, and beyond their current development stage and any future commercialization, as well as any additional indications.

Based on the Company’s current operating plan, the Company’s management currently estimates that its cash position will support its current research and development and operations as currently conducted for more than 12 months from the date of issuance of these financial statements.

These unaudited interim consolidated financial statements have been prepared as of June 30, 2022 and for the three and six months period then ended. Accordingly, certain information and footnote disclosures normally included in annual financial statements prepared in accordance with U.S. GAAP have been omitted. These unaudited interim consolidated financial statements should be read in conjunction with the audited financial statements and the accompanying notes of the Company for the year ended December 31, 2021 that are included in the Company’s Annual Report on Form 20-F, filed with the Securities and Exchange Commission on May 2, 2022 (the “Annual Report”). The results of operations presented are not necessarily indicative of the results to be expected for the year ending December 31, 2021.